                                                                  EXHIBIT 10.5.5


               EXHIBIT F-1 TO NOTE AND WARRANT PURCHASE AGREEMENT
                                (Form of Warrant)

                   THIS WARRANT AND THE SHARES OF COMMON STOCK
                  ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN
                 REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
 AMENDED, OR UNDER ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD EXCEPT PURSUANT
                  TO AN EFFECTIVE REGISTRATION STATEMENT, OR AN
              EXEMPTION FROM REGISTRATION, UNDER SAID ACT AND LAWS.


                               WARRANT TO PURCHASE

                             SHARES OF COMMON STOCK

                                       OF

                                EASYRIDERS, INC.

                           Expires September 23, 2005


                                                              New York, New York
                                                              September 23, 1998

     FOR VALUE RECEIVED, subject to the provisions hereinafter set forth, the undersigned, EASYRIDERS, INC., a Delaware corporation (together with its successors and assigns, the "Issuer"), hereby certifies that

                           NOMURA HOLDING AMERICA INC.

or its registered assigns is entitled to subscribe for and purchase, during the period specified in this Warrant, 355,920 shares (subject to adjustment as hereinafter provided) of the duly authorized, validly issued, fully paid and non-assessable Common Stock of the Issuer, at an exercise price per share equal to the Warrant Price then in effect, subject, however, to the provisions and upon the terms and conditions hereinafter set forth. Capitalized terms used in this Warrant and not otherwise defined herein shall have the respective meanings specified in Section 7 hereof.

         1. Term. The right to subscribe for and purchase shares of Warrant Stock represented hereby shall commence on the date of issuance of this Warrant and shall expire at 5:00 P.M., Eastern Time, on September 23, 2005 (such period being the "Term").

         2. Method of Exercise; Payment; Issuance of New Warrant; Transfer and Exchange.

         (a) Time of Exercise. The purchase rights represented by this Warrant may be exercised in whole or in part at any time and from time to time during the Term.

         (b) Method of Exercise. The Holder hereof may exercise this Warrant, in whole or in part, by the surrender of this Warrant (with the exercise form attached hereto duly executed) at the principal office of the Issuer, and by the payment to the Issuer of an amount of consideration therefor equal to the Warrant Price in effect on the date of such exercise multiplied by the number of shares of Warrant Stock with respect to which this Warrant is then being exercised, payable at such Holder's election (i) by certified or official bank check, (ii) by surrender to the Company for cancellation of (x) first, a Revolving Note or Revolving Notes and (y) after such time as no Revolving Notes remain outstanding, a Term Note or Term Notes (in respect of any such Notes the Holder shall be the sole legal and beneficial owner) to the extent of a portion of the principal amount thereof or (at the election of the Holder) accrued and unpaid interest thereon which is equal in the aggregate to the aggregate Warrant Price of the shares of Warrant Stock being purchased upon such exercise (and, if Holder makes such election, for such purposes, all interest accrued on such Notes to the date of such exercise shall first be applied to such payment before any of the principal amount thereof shall be so surrendered and applied), or
(iii) by surrender to the Issuer for cancellation of a portion of this Warrant representing that number of unissued shares of Warrant Stock which is equal to the quotient obtained by dividing (A) the product obtained by multiplying the Warrant Price by the number of shares of Warrant Stock being purchased upon such exercise by (B) the difference obtained by subtracting the Warrant Price from the Current Market Price per share of Warrant Stock as of the date of such exercise, or (iv) by a combination of the foregoing methods of payment selected by the Holder of this Warrant. In any case where the consideration payable upon such exercise is being paid in whole or in part pursuant to the provisions of clause (ii) or clause (iii) of this Section 2(b), such exercise shall be accompanied by written notice from the Holder of this Warrant specifying the manner of payment thereof, and in the case of an application of clause (ii), stating the respective amounts of principal and interest of the Notes to be applied to such payment, and in the case of an application of clause (iii), containing a calculation showing the number of shares of Warrant Stock with respect to which rights are being surrendered thereunder and the net number of shares to be issued after giving effect to such surrender. If, pursuant to clause (ii) above, less than the entire unpaid principal amount of any Note shall be applied toward payment of the consideration payable upon any exercise of this Warrant, the Holder thereof shall surrender the Note and the Issuer shall issue a new Note (dated the date of the Note being surrendered) representing the balance of the unpaid principal amount of the Note so surrendered, payable to such Holder or as such Holder may otherwise direct.

         (c) Issuance of Stock Certificates. In the event of any exercise of the rights represented by this Warrant in accordance with and subject to the terms and conditions hereof, (i) certificates for the shares of Warrant Stock so purchased shall be dated the date of such exercise and delivered to the Holder hereof within a reasonable time, not exceeding three Business Days after such exercise, and the Holder hereof shall be deemed for all purposes to be the Holder of the shares of Warrant Stock so purchased as of the date of such exercise, and (ii) unless this Warrant has expired, a new Warrant representing the number of shares of Warrant Stock, if any, with respect to which this Warrant shall not then have

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


been exercised (less any amount thereof which shall have been cancelled in payment or partial payment of the Warrant Price as hereinabove provided) shall also be issued to the Holder hereof within such time.

         (d) Transferability of Warrant. Subject to the provisions of Section 2(e) hereof, this Warrant may be transferred on the books of the Issuer by the Holder hereof in person or by duly authorized attorney, upon surrender of this Warrant at the principal office of the Issuer, properly endorsed (by the Holder executing an assignment in the form attached hereto) and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. This Warrant is exchangeable at the principal office of the Issuer for Warrants for the purchase of the same aggregate number of shares of Warrant Stock, each new Warrant to represent the right to purchase such number of shares of Warrant Stock as the Holder hereof shall designate at the time of such exchange. All Warrants issued on transfers or exchanges shall be dated the Closing Date and shall be identical with this Warrant except as to the number of shares of Warrant Stock issuable pursuant hereto.

         (e) Compliance with Securities Laws.

                  (i) The Holder of this Warrant, by acceptance hereof, acknowledges that this Warrant and the shares of Warrant Stock to be issued upon exercise hereof are being acquired solely for the Holder's own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell or otherwise dispose of this Warrant or any shares of Warrant Stock to be issued upon exercise hereof except pursuant to an effective registration statement, or an exemption from registration, under the Securities Act and any applicable state securities laws.

                  (ii) Except as provided in paragraph (iii) below, this Warrant and all certificates representing shares of Warrant Stock issued upon exercise hereof shall be stamped or imprinted with a legend in substantially the following form:

              THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE
                       UPON EXERCISE HEREOF HAVE NOT BEEN
                 REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
 AMENDED, OR UNDER ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD EXCEPT PURSUANT
                  TO AN EFFECTIVE REGISTRATION STATEMENT, OR AN
              EXEMPTION FROM REGISTRATION, UNDER SAID ACT AND LAWS.

                  (iii) The restrictions imposed by this Section 2(e) upon the transfer of this Warrant and the shares of Warrant Stock to be purchased upon exercise hereof shall terminate (A) when such securities shall have been effectively registered under the Securities Act, or (B) upon the Issuer's receipt of an opinion of counsel, in form and substance reasonably satisfactory to the Issuer (it being understood that in-house counsel to the Holder shall be deemed to be acceptable counsel), addressed to the Issuer to the effect that such restrictions are no longer required to ensure compliance with the Securities Act. Whenever such restrictions shall cease and terminate as to any such securities, the Holder thereof shall be entitled to receive from the Issuer (or its transfer agent and registrar), without expense (other than applicable transfer taxes, if any), new Warrants (or, in the case of shares of Warrant Stock, new stock

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


         certificates) of like tenor not bearing the applicable legends required by paragraph (ii) above relating to the Securities Act and state securities laws.

         (f) Continuing Rights of Holder. The Issuer will, at the time of or at any time after each exercise of this Warrant, upon the request of the Holder hereof or of any shares of Warrant Stock issued upon such exercise, acknowledge in writing the extent, if any, of its continuing obligation to afford to such Holder all rights to which such Holder shall continue to be entitled after such exercise in accordance with the terms of this Warrant, provided that if any such Holder shall fail to make any such request, the failure shall not affect the continuing obligation of the Issuer to afford such rights to such Holder.

         3. Stock Fully Paid; Reservation and Listing of Shares; Covenants.

         (a) Stock Fully Paid. The Issuer represents, warrants, covenants and agrees that all shares of Warrant Stock which may be issued upon the exercise of this Warrant or otherwise hereunder will, upon issuance, be duly authorized, validly issued, fully paid and non-assessable and free from all taxes, liens and charges created by or through Issuer. The Issuer further covenants and agrees that during the period within which this Warrant may be exercised, the Issuer will at all times have authorized and reserved for the purpose of the issue upon exercise of this Warrant a sufficient number of shares of Common Stock to provide for the exercise of this Warrant.

         (b) Reservation. If any shares of the Common Stock required to be reserved for issuance upon exercise of this Warrant or as otherwise provided hereunder require registration or qualification with any governmental authority under any federal or state law before such shares may be so issued, the Issuer will in good faith use its best efforts as expeditiously as possible at its expense to cause such shares to be duly registered or qualified. If the Issuer shall list any shares of Common Stock on any securities exchange it will, at its expense, list thereon, maintain and increase when necessary such listing, of, all shares of Warrant Stock from time to time issued upon exercise of this Warrant or as otherwise provided hereunder, and, to the extent permissible under the applicable securities exchange rules, all unissued shares of Warrant Stock which are at any time issuable hereunder, so long as any shares of Common Stock shall be so listed. The Issuer will also so list on each securities exchange, and will maintain such listing of, any other securities which the Holder of this Warrant shall be entitled to receive upon the exercise of this Warrant if at the time any securities of the same class shall be listed on such securities exchange by the Issuer.

         (c) Covenants. The Issuer shall not by any action including, without limitation, amending the Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder hereof against impairment. Without limiting the generality of the foregoing, the Issuer will (i) not permit the par value, if any, of its Common Stock to exceed the then effective Warrant Price, (ii) not amend or modify any provision of the Certificate of Incorporation or by-laws of the Issuer in any manner that would adversely affect in any way the powers, preferences or relative participating, optional or other special rights of the Common Stock or which would

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


adversely affect the rights of the Holders of the Warrants, (iii) take all such action as may be reasonably necessary in order that the Issuer may validly and legally issue fully paid and nonassessable shares of Common Stock, free and clear of any liens, claims, encumbrances and restrictions (other than as provided herein) upon the exercise of this Warrant, and (iv) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be reasonably necessary to enable the Issuer to perform its obligations under this Warrant.

         (d) Loss, Theft, Destruction of Warrants. Upon receipt of evidence satisfactory to the Issuer of the ownership of and the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security satisfactory to the Issuer (it being understood and agreed that if the holder of such Warrant is Nomura Holding America Inc., then a written agreement of indemnity given by Nomura Holding America Inc. alone shall be satisfactory to the Issuer and no further security shall be required) or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Issuer will make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor and representing the right to purchase the same number of shares of Common Stock.

         (e) Rights and Obligations under the Registration Rights Agreement. This Warrant is entitled to the benefits and subject to the terms of the Registration Rights Agreement dated as of September 23, 1998 between the Issuer and the Holders (as amended from time to time, the "Registration Rights Agreement"). The Issuer shall keep or cause to be kept a copy of the Registration Rights Agreement, and any amendments thereto, at its chief executive office and shall furnish, without charge, copies thereof to the Holder upon request.

         4. Adjustment of Warrant Price and Warrant Share Number. The number and kind of Securities purchasable upon the exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time upon the happening of certain events as follows:

         (a) Recapitalization, Reorganization, Reclassification, Consolidation, Merger or Sale. (i) In case the Issuer after the Closing Date shall do any of the following (each a "Triggering Event") (a) consolidate with or merge into any other Person and the Issuer shall not be the continuing or surviving corporation of such consolidation or merger, or (b) permit any other Person to consolidate with or merge into the Issuer and the Issuer shall be the continuing or surviving Person but, in connection with such consolidation or merger, any Capital Stock of the Issuer shall be changed into or exchanged for Securities of any other Person or cash or any other property, or (c) transfer all or substantially all of its properties or assets to any other Person, or (d) effect a capital reorganization or reclassification of its Capital Stock, then, and in the case of each such Triggering Event, proper provision shall be made so that, upon the basis and the terms and in the manner provided in this Warrant, the Holder of this Warrant shall be entitled (x) upon the exercise hereof at any time after the consummation of such Triggering Event, to the extent this Warrant is not exercised prior to such Triggering Event, or is redeemed in connection with such Triggering Event, to receive at the Warrant Price in effect at the time immediately prior to the consummation of such Triggering Event in lieu of the Common Stock issuable upon such exercise of this Warrant prior to such Triggering Event, the Securities, cash and property to which such Holder would have been entitled upon the consummation of such Triggering Event if such Holder had


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


exercised the rights represented by this Warrant immediately prior thereto, subject to adjustments (subsequent to such corporate action) as nearly equivalent as possible to the adjustments provided for in Section 4 hereof or
(y) to sell this Warrant (or, at such Holder's election, a portion hereof) to the Person continuing after or surviving such Triggering Event, or to the Issuer (if Issuer is the continuing or surviving Person) at a sales price equal to the amount of cash, property and/or Securities to which a holder of the number of shares of Common Stock which would otherwise have been delivered upon the exercise of this Warrant would have been entitled upon the effective date or closing of any such Triggering Event (the "Event Consideration"), less the amount or portion of such Event Consideration having a fair value equal to the aggregate Warrant Price applicable to this Warrant or the portion hereof so sold.

         (ii) Notwithstanding anything contained in this Warrant to the contrary, the Issuer will not effect any Triggering Event unless, prior to the consummation thereof, each Person (other than the Issuer) which may be required to deliver any Securities, cash or property upon the exercise of this Warrant as provided herein shall assume, by written instrument delivered to, and reasonably satisfactory to, the Holder of this Warrant, (a) the obligations of the Issuer under this Warrant (and if the Issuer shall survive the consummation of such Triggering Event, such assumption shall be in addition to, and shall not release the Issuer from, any continuing obligations of the Issuer under this Warrant) and (b) the obligation to deliver to such Holder such shares of Securities, cash or property as, in accordance with the foregoing provisions of this Section 4(a), such Holder shall be entitled to receive, and such Person shall have similarly delivered to such Holder an opinion of counsel for such Person, which counsel shall be reasonably satisfactory to such Holder, stating that this Warrant shall thereafter continue in full force and effect and the terms hereof (including, without limitation, all of the provisions of this paragraph (a)) shall be applicable to the Securities, cash or property which such Person may be required to deliver upon any exercise of this Warrant or the exercise of any rights pursuant hereto.

         (iii) If with respect to any Triggering Event, the Holder of this Warrant has exercised its right as provided in clause (y) of subparagraph (i) of this Section 4(a) to sell this Warrant or a portion thereof, the Issuer agrees that as a condition to the consummation of any such Triggering Event the Issuer shall secure such right of Holder to sell this Warrant to the Person continuing after or surviving such Triggering Event and the Issuer shall not effect any such Triggering Event unless upon or prior to the consummation thereof the amounts of cash, property and/or Securities required under such clause (y) are delivered to the Holder of this Warrant. The obligation of the Issuer to secure such right of the Holder to sell this Warrant shall be subject to such Holder's cooperation with the Issuer, including, without limitation, the giving of customary representations and warranties to the purchaser in connection with any such sale. Prior notice of any Triggering Event shall be given to the Holder of this Warrant in accordance with Section 11 hereof.

         (b) Subdivision or Combination of Shares. If the Issuer, at any time while this Warrant is outstanding, shall subdivide or combine any shares of Common Stock, (i) in case of subdivision of shares, the Warrant Price shall be proportionately reduced (as at the effective date of such subdivision or, if the Issuer shall take a record of Holders of its Common Stock for the purpose of so subdividing, as at the applicable record date, whichever is earlier) to reflect the increase in the total number of shares of Common Stock outstanding as a result of such subdivision, or (ii) in the case of a combination of shares, the Warrant


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Price shall be proportionately increased (as at the effective date of such combination or, if the Issuer shall take a record of Holders of its Common Stock for the purpose of so combining, as at the applicable record date, whichever is earlier) to reflect the reduction in the total number of shares of Common Stock outstanding as a result of such combination.

         (c) Certain Dividends and Distributions. If the Issuer, at any time while this Warrant is outstanding, shall:

                  (i) Stock Dividends. Pay a dividend in, or make any other distribution to its stockholders (without consideration therefor) of, shares of Common Stock, the Warrant Price shall be adjusted, as at the date the Issuer shall take a record of the Holders of the Issuer's Capital Stock for the purpose of receiving such dividend or other distribution (or if no such record is taken, as at the date of such payment or other distribution), to that price determined by multiplying the Warrant Price in effect immediately prior to such record date (or if no such record is taken, then immediately prior to such payment or other distribution), by a fraction (1) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution, and (2) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution (plus in the event that the Issuer paid cash for fractional shares, the number of additional shares which would have been outstanding had the Issuer issued fractional shares in connection with said dividends); or

                  (ii) Liquidating Dividends, etc. Make a distribution of its property to the Holders of its Common Stock as a dividend in liquidation or partial liquidation or by way of return of capital other than as a dividend payable out of funds legally available for dividends under the laws of the State of Delaware, the Holder of this Warrant shall, upon exercise (including without limitation payment of the Warrant Price), be entitled to receive, in addition to the number of shares of Warrant Stock receivable thereupon, and without payment of any additional consideration therefor, a sum equal to the amount of such property as would have been payable to such Holder had such Holder been the Holder of record of such Warrant Stock on the record date for such distribution or if no such record is taken, on the date of such distribution; and appropriate provision therefor shall be made a part of any such distribution, or

                  (iii) Other Dividends. Make a distribution of cash or property to the Holders of its Common Stock (other than as described in clause
         (i) or (ii) of this Section 4(c)), the Issuer shall give the Holder of this Warrant notice no less than 30 days prior to the record date for such distribution or if no such record is taken, the date of such distribution, which notice shall describe the nature of the proposed distribution.

         (d) Issuance of Additional Shares of Common Stock. If the Issuer, at any time while this Warrant is outstanding, shall issue any Additional Shares of Common Stock (otherwise than as provided in the foregoing subsections (a) through (c) of this Section 4), at a price per share less than the Current Market Price then in effect or (at any time after September 23, 1999) less than the Warrant Price then in effect, or at any time without consideration, then the Warrant Price upon each such issuance shall be adjusted to that price


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(rounded to the nearest cent) determined by multiplying the Warrant Price then in effect by a fraction:

                  (i) the numerator of which shall be equal to the sum of (A) the number of shares of Common Stock outstanding immediately prior to the issuance of such Additional Shares of Common Stock plus (B) the number of shares of Common Stock (rounded to the nearest whole share) which the aggregate consideration for the total number of such Additional Shares of Common Stock so issued would purchase at a price per share equal to the Current Market Price then in effect or (at any time after September 23, 1999), if greater, the Warrant Price then in effect, and

                  (ii) the denominator of which shall be equal to the number of shares of Common Stock outstanding immediately after the issuance of such Additional Shares of Common Stock.

The provisions of this subsection (d) shall not apply under any of the circumstances for which an adjustment is provided in subsections (a), (b) or (c) of this Section 4. No adjustment of the Warrant Price shall be made under this subsection (d) upon the issuance of any Additional Shares of Common Stock which are issued pursuant to any Common Stock Equivalent if upon the issuance of such Common Stock Equivalent (x) any adjustment shall have been made pursuant to subsection (e) of this Section 4 or (y) no adjustment was required pursuant to subsection (e) of this Section 4.

         (e) Issuance of Common Stock Equivalents. If the Issuer, at any time while this Warrant is outstanding, shall issue any Common Stock Equivalent and the price per share for which Additional Shares of Common Stock may be issuable thereafter pursuant to such Common Stock Equivalent shall be less than the Current Market Price then in effect or (at any time after September 23, 1999) less than the Warrant Price then in effect, or if, after any such issuance of Common Stock Equivalents, the price per share for which Additional Shares of Common Stock may be issuable thereafter pursuant to such Common Stock Equivalent is amended or adjusted, and such price as so amended shall be less than the Current Market Price or (at any time after September 23, 1999) less than the Warrant Price, in each case in effect at the time of such amendment, then the Warrant Price upon each such issuance or amendment shall be adjusted as provided in the first sentence of subsection (d) of this Section 4 on the basis that (1) the maximum number of Additional Shares of Common Stock issuable pursuant to all such Common Stock Equivalents shall be deemed to have been issued (whether or not such Common Stock Equivalents are actually then exercisable, convertible or exchangeable in whole or in part) as of the earlier of (A) the date on which the Issuer shall enter into a firm contract for the issuance of such Common Stock Equivalent, or (B) the date of actual issuance of such Common Stock Equivalent, and (2) the aggregate consideration for such maximum number of Additional Shares of Common Stock shall be deemed to be the minimum consideration received or receivable by the Issuer for the issuance of such Additional Shares of Common Stock pursuant to such Common Stock Equivalent. No adjustment of the Warrant Price shall be made under this subsection (e) upon the issuance of any Convertible Security which is issued pursuant to the exercise of any warrants or other subscription or purchase rights therefor, if any adjustment shall previously have been made in the Warrant Price then in effect upon the issuance of such warrants or other rights pursuant to this subsection (e). If no adjustment is required under this subsection (e) upon issuance of any Common Stock Equivalent or once an adjustment is made under


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


this subsection (e) based upon the Current Market Price in effect on the date of such adjustment, no further adjustment shall be made under this subsection (e) based solely upon a change in the Current Market Price after such date.

         (f) Purchase of Common Stock by the Issuer. If the Issuer at any time while this Warrant is outstanding shall, directly or indirectly through a Subsidiary or otherwise, purchase, redeem or otherwise acquire any shares of Common Stock at a price per share greater than the Current Market Price then in effect, then the Warrant Price upon each such purchase, redemption or acquisition shall be adjusted to that price determined by multiplying such Warrant Price by a fraction (i) the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such purchase, redemption or acquisition minus the number of shares of Common Stock which the aggregate consideration for the total number of such shares of Common Stock so purchased, redeemed or acquired would purchase at the Current Market Price; and
(ii) the denominator of which shall be the number of shares of Common Stock outstanding immediately after such purchase, redemption or acquisition. For the purposes of this subsection (f), the date as of which the Current Market Price shall be computed shall be the earlier of (x) the date on which the Issuer shall enter into a firm contract for the purchase, redemption or acquisition of such Common Stock, or (y) the date of actual purchase, redemption or acquisition of such Common Stock. For the purposes of this subsection (f), a purchase, redemption or acquisition of a Common Stock Equivalent shall be deemed to be a purchase of the underlying Common Stock, and the computation herein required shall be made on the basis of the full exercise, conversion or exchange of such Common Stock Equivalent on the date as of which such computation is required hereby to be made, whether or not such Common Stock Equivalent is actually exercisable, convertible or exchangeable on such date.

         (g) Other Provisions Applicable to Adjustments Under this Section 4. The following provisions shall be applicable to the making of adjustments in the Warrant Price hereinbefore provided in Section 4:

                  (i) Computation of Consideration. The consideration received by the Issuer shall be deemed to be the following: to the extent that any Additional Shares of Common Stock or any Common Stock Equivalents shall be issued for a cash consideration, the consideration received by the Issuer therefor, or if such Additional Shares of Common Stock or Common Stock Equivalents are offered by the Issuer for subscription, the subscription price, or, if such Additional Shares of Common Stock or Common Stock Equivalents are sold to underwriters or dealers for public offering without a subscription offering, the public offering price, in any such case excluding any amounts paid or receivable for accrued interest or accrued dividends and without deduction of any compensation, discounts, commissions, or expenses paid or incurred by the Issuer for or in connection with the underwriting thereof or otherwise in connection with the issue thereof; to the extent that such issuance shall be for a consideration other than cash, then, except as herein otherwise expressly provided, the fair market value of such consideration at the time of such issuance as determined in good faith by the Board. The consideration for any Additional Shares of Common Stock issuable pursuant to any Common Stock Equivalents shall be the consideration received by the Issuer for issuing such Common Stock Equivalents, plus the additional consideration payable to the Issuer upon the exercise, conversion or exchange of such Common Stock Equivalents. In case of the issuance at any time of


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


         any Additional Shares of Common Stock or Common Stock Equivalents in payment or satisfaction of any dividend upon any class of Capital Stock of the Issuer other than Common Stock, the Issuer shall be deemed to have received for such Additional Shares of Common Stock or Common Stock Equivalents a consideration equal to the amount of such dividend so paid or satisfied. In any case in which the consideration to be received or paid shall be other than cash, the Board shall notify the Holder of this Warrant of its determination of the fair market value of such consideration prior to payment or accepting receipt thereof. If, within thirty days after receipt of said notice, the Majority Holders shall notify the Board in writing of their objection to such determination, a determination of the fair market value of such consideration shall be made by an Independent Appraiser selected by the Majority Holders with the approval of the Board (which approval shall not be unreasonably withheld), whose fees and expenses shall be paid by the Issuer.

                  (ii) Readjustment of Warrant Price. Upon the expiration or termination of the right to convert, exchange or exercise any Common Stock Equivalent the issuance of which effected an adjustment in the Warrant Price, if such Common Stock Equivalent shall not have been converted, exercised or exchanged in its entirety, the number of shares of Common Stock deemed to be issued and outstanding by reason of the fact that they were issuable upon conversion, exchange or exercise of any such Common Stock Equivalent shall no longer be computed as set forth above, and the Warrant Price shall forthwith be readjusted and thereafter be the price which it would have been (but reflecting any other adjustments in the Warrant Price made pursuant to the provisions of this Section 4 after the issuance of such Common Stock Equivalent) had the adjustment of the Warrant Price been made in accordance with the issuance or sale of the number of Additional Shares of Common Stock actually issued upon conversion, exchange or issuance of such Common Stock Equivalent and thereupon only the number of Additional Shares of Common Stock actually so issued shall be deemed to have been issued and only the consideration actually received by the Issuer (computed as in clause (i) of this subsection (g)) shall be deemed to have been received by the Issuer.

                  (iii) Outstanding Common Stock. The number of shares of Common Stock at any time outstanding shall (a) not include any shares thereof then directly or indirectly owned or held by or for the account of the Issuer or any of its Subsidiaries, and (b) shall be deemed to include all shares of Common Stock then issuable upon conversion, exercise or exchange of any then outstanding Common Stock Equivalents or any other evidences of Indebtedness, shares of Capital Stock or other Securities which are or may be at any time convertible into or exchangeable for shares of Common Stock or Other Common Stock.

         (h) Other Action Affecting Common Stock. In case after the Closing Date hereof the Issuer shall take any action affecting its Common Stock, other than an action described in any of the foregoing subsections (a) through (g) of this
Section 4, inclusive, and the failure to make any adjustment would not fairly protect the purchase rights represented by this Warrant in accordance with the essential intent and principle of this Section 4, then the Warrant Price shall be adjusted in such manner and at such time as the Board may in good faith determine to be equitable in the circumstances.

         (i) Adjustment of Warrant Share Number. Upon each adjustment in the Warrant Price pursuant to any of the foregoing provisions of this Section 4, the Warrant Share Number shall be adjusted, to the nearest one hundredth of a whole share, to the product obtained by multiplying the Warrant Share Number immediately prior to such adjustment in the Warrant Price by a fraction, the numerator of which shall be the Warrant Price immediately before giving effect to such adjustment and the denominator of which shall be the Warrant Price immediately after giving effect to such adjustment. If the Issuer shall be in default under any provision contained in Section 3 of this Warrant so that shares issued at the Warrant Price adjusted in accordance with this Section 4 would not be validly issued, the adjustment of the Warrant Share Number provided for in the foregoing sentence shall nonetheless be made and the Holder of this Warrant shall be entitled to purchase such greater number of shares at the lowest price at which such shares may then be validly issued under applicable law. Such exercise shall not constitute a waiver of any claim arising against the Issuer by reason of its default under Section 3 of this Warrant.

         5. Notice of Adjustments. Whenever the Warrant Price or Warrant Share Number shall be adjusted pursuant to Section 4 hereof (for purposes of this Section 5, each an "adjustment"), the Issuer shall cause its Chief Financial Officer to prepare and execute a certificate setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description of the basis on which the Board made any determination hereunder), and the Warrant Price and Warrant Share Number after giving effect to such adjustment, and shall cause copies of such certificate to be delivered to the Holder of this Warrant promptly after each adjustment. Any dispute between the Issuer and the Holder of this Warrant with respect to the matters set forth in such certificate may at the option of the Holder of this Warrant be submitted to a "big six" national accounting firm selected by the Holder, provided that the Issuer shall have ten days after receipt of notice from such Holder of its selection of such firm to object thereto, in which case such Holder shall select another such firm and the Issuer shall have no such right of objection. The firm selected by the Holder of this Warrant as provided in the preceding sentence shall be instructed to deliver a written opinion as to such matters to the Issuer and such Holder within thirty days after submission to it of such dispute. Such opinion shall be final and binding on the parties hereto. The fees and expenses of such accounting firm shall be paid by the Issuer.

         6. Fractional Shares. No fractional shares of Warrant Stock will be issued in connection with and exercise hereof, but in lieu of such fractional shares, the Issuer shall make a cash payment therefor equal in amount to the product of the applicable fraction multiplied by the Current Market Price then in effect.

         7. Definitions. For the purposes of this Warrant, the following terms have the following meanings:

                  "Additional Shares of Common Stock" means all shares of Common Stock issued by the Issuer after the Closing Date, and all shares of Other Common, if any, issued by the Issuer after the Closing Date, except (i) Warrant Stock, (ii) any shares of Common Stock issuable upon exercise of the Outstanding Common Stock Equivalents (other than those issued pursuant to the Issuer's 1998 Executive Incentive Compensation
         Plan) provided that the number of shares excluded by reason of this clause (ii) shall be limited to 1,897,907 and (iii) any shares of Common Stock issuable upon exercise of the Common Stock Equivalents issued pursuant to the Issuer's 1998 Executive Incentive Compensation Plan, provided that the number of shares excluded by reason of this clause (iii) shall be limited to 2,800,000.

                  "Board" shall mean the Board of Directors of the Issuer.

                  "Business Day" means any day except a Saturday, a Sunday or a legal holiday in New York City.

                  "Capital Stock" means and includes (i) any and all shares, interests, participations or other equivalents of or interests in (however designated) corporate stock, including, without limitation, shares of preferred or preference stock and any "phantom" stock rights,
         (ii) all partnership interests (whether general or limited) in any Person which is a partnership, (iii) all membership interests or limited liability company interests in any limited liability company, and (iv) all equity or ownership interests in any Person of any other type.

                  "Certificate of Incorporation" means the Certificate of Incorporation of the Issuer as in effect on the Closing Date as hereafter from time to time amended, modified, supplemented or restated in accordance with the terms hereof and thereof and pursuant to applicable law.

                  "Closing Date" means September 23, 1998.

                  "Common Stock" means the Common Stock, no par value, of the Issuer and any other Capital Stock into which any such stock may hereafter be changed.

                  "Common Stock Equivalent" means any Convertible Security or warrant, option or other right to subscribe for or purchase any Additional Shares of Common Stock or any Convertible Security.

                  "Company" means Paisano Publications, Inc., a Delaware corporation and wholly-owned Subsidiary of the Issuer.

                  "Convertible Securities" means evidences of Indebtedness, shares of Capital Stock or other Securities which are or may be at any time convertible into or exchangeable for Additional Shares of Common Stock. The term "Convertible Security" means one of the Convertible Securities.

                  "Current Market Price" as in effect on any day means the average of the daily market prices of the Common Stock for the period of 30 consecutive trading days ending three trading days preceding such date. The market price for each such day shall be the last sale price on such day as reported on the New York Stock Exchange Consolidated Tape, or, if the Common Stock is not listed on the New York Stock Exchange, Inc. or reported on such Consolidated Tape, then the last sale price on such day on the principal domestic stock exchange on which such Stock is then listed or admitted to trading, or, if no sale takes place on such day on such exchange, the average of the closing bid and asked prices on such day as officially quoted on such exchange, or, if the Common Stock is not then listed or admitted to trading on any domestic stock exchange but is quoted in the Nasdaq Stock Markets National Market System ("NMS/NASDAQ") of the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ"), then the Current Market Price for each such trading day shall be the last sale price on such day as quoted by NMS/NASDAQ, or, if no sale takes place on such day or if the Common Stock is neither listed or admitted to trading on any domestic stock exchange nor quoted on such NMS/NASDAQ, then the Current Market Price for each such trading day shall be the average of the reported closing bid and asked price quotations on such day in the over-the-counter market, as reported by NASDAQ, or, if not so reported, as furnished by the National Quotation Bureau, Inc., or if such firm at the time is not engaged in the business of reporting such prices, as furnished by any similar firm then engaged in such business as selected by the Issuer, or if there is no such firm, as furnished by any member of the National Association of Securities Dealers, Inc. selected by the Issuer with the written approval of the Majority Holders. If at any time the Common Stock is not listed on any domestic exchange or quoted in the domestic over-the-counter market, the Current Market Price shall be deemed to be an amount determined in good faith by the Board and agreed upon in writing by the Majority Holders within fifteen days of notice by the Board to the Holders of its determination of the Current Market Price. If no agreement as to Current Market Price is so reached, the Current Market Price shall be the fair market value per share of Common Stock as determined by an Independent Appraiser selected by the Majority Holders and consented to by the Issuer (which consent shall not be unreasonably withheld), whose fees and expenses shall be paid by the Issuer. The determination of fair market value by such Appraiser shall be based upon the fair market value of the Issuer determined on a going concern basis as between a willing buyer and a willing seller and taking into account all relevant factors determinative of value, and shall be final and binding on all parties. In determining the fair market value of any shares of Common Stock, no consideration shall be given to any restrictions on transfer of the Common Stock imposed by agreement or by federal or state securities laws, or to the existence or absence of, or any limitations on, voting rights.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar federal statute at the time in effect.

                  "Holders" mean the Persons who shall from time to time own any Warrant. The term "Holder" means one of the Holders.

                  "Indebtedness" has the meaning provided in the Note Agreement.

                  "Independent Appraiser" means a nationally recognized investment banking firm or other nationally recognized firm that is regularly engaged in the business of appraising the Capital Stock or assets of corporations or other entities as going concerns, and which is not affiliated with either the Issuer or the Holder of any Warrant.

                  "Issuer" means Easyriders, Inc., a Delaware corporation, and its successors.

                  "Majority Holders" means at any time the Holders of Warrants exercisable for a majority of the shares of Warrant Stock issuable under the Warrants at the time outstanding.

                  "Notes" means the notes of the Company issued pursuant to the Note Agreement.

                  "Note Agreement" means the Note and Warrant Purchase Agreement, dated as of September 23, 1998 among the Issuer, the Company and Nomura Holding America Inc., as purchaser, as such agreement may from time to time be amended, modified or supplemented in accordance with its terms.

                  "Other Common" means any Capital Stock of the Issuer of any class which shall be authorized at any time after the date of this Warrant (other than Common Stock) and which shall have the right to participate in the distribution of earnings and assets of the Issuer without limitation as to amount.

                  "Outstanding Common Stock Equivalents" means the Common Stock Equivalents outstanding on the Closing Date and listed on Schedule 1 hereto.

                  "Person" means an individual, a corporation, a partnership, a trust, an unincorporated organization or a government organization or an agency or political subdivision thereof.

                  "Securities" means any debt or equity securities of the Issuer, whether now or hereafter authorized, any instrument convertible into or exchangeable for Securities or a Security, and any option, warrant or other right to purchase or acquire any Security.
         "Security" means one of the Securities.

                  "Securities Act" means the Securities Act of 1933, as amended, or any similar federal statute then in effect.

                  "Subsidiary" means any corporation at least 50% of whose outstanding Voting Stock shall at the time be owned directly or indirectly by the Issuer or by one or more of its Subsidiaries, or by the Issuer and one or more of its Subsidiaries.

                  "Term" has the meaning specified in Section 1 hereof.

                  "Voting Stock", as applied to the Capital Stock of any corporation, means Capital Stock of any class or classes (however designated) having ordinary voting power for the election of a majority of the members of the Board of Directors (or other governing body) of such corporation, other than Capital Stock having such power only by reason of the happening of a contingency.

                  "Warrants" means the Warrants issued and sold pursuant to the Note Agreement, including, without limitation, this Warrant, and any other warrants of like tenor issued in substitution or exchange for any thereof pursuant to the provisions of Section 2(c), 2(d) or 2(e) hereof or of any of such other Warrants.

                  "Warrant Price" means initially $3.00 and such other prices as shall result from the adjustments specified in Section 4 hereof.

                  "Warrant Share Number" means at any time the aggregate number of shares of Warrant Stock which may at such time be purchased upon exercise of this Warrant, after giving effect to all prior adjustments to such number made or required to be made under the terms hereof.

                  "Warrant Stock" means Common Stock issuable upon exercise of any Warrant or Warrants or otherwise issuable pursuant to any Warrant or Warrants.

         8. Information. The Issuer shall deliver to the Holder hereof and to each holder of shares of Warrant Stock (i) if the Issue is subject to reporting requirements under the Exchange Act, copies of all regular and periodic reports and registration statements (other than on Form S-8 or similar form) which the Issuer may file with the SEC or any securities exchange, or (ii) in all other circumstances, the documents and other information required under paragraphs
(a), (b)(i), (c)(i), (e), (f), and (g) of Section 7 of the Note Agreement within the applicable time period specified therein and regardless of whether or not the Note Agreement is then in effect or the Term has expired.

         9. Amendment and Waiver. Any term, covenant, agreement or condition in this Warrant may be amended, or compliance therewith may be waived (either generally or in a particular instance and either retroactively or prospectively), by a written instrument or written instruments executed by the Issuer and the Majority Holders; provided, however, that no such amendment or waiver shall reduce the Warrant Share Number, increase the Warrant Price, shorten the period during which this Warrant may be exercised or modify any provision of this Section 9 without the consent of the Holder of this Warrant.

         10. Governing Law. THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         11. Notices. All notices and other communications provided for hereunder shall be in writing and delivered by hand or sent by first class mail or sent by telecopy (with such telecopy to be confirmed promptly in writing sent by first class mail), and if to the Holder of this Warrant or of Warrant Stock issued pursuant hereto, addressed to such Holder at its last known address or telecopy number appearing on the books of the Issuer maintained for such purposes, and if to the Issuer, addressed to:

                  Easyriders, Inc
                  567 San Nicholas Drive
                  Suite 400
                  Newport Beach, California 92660
                  Attention: President
                  Telecopy No.: (714) 718-4630

or to such other address or addresses or telecopy number or numbers as any such party may most recently have designated in writing to the other parties hereto by such notice. All such communications shall be deemed to have been given or made when so delivered by hand or sent by telecopy, or three business days after being so mailed.

         12. Remedies. The Issuer stipulates that the remedies at law of the Holder of this Warrant in the event of any default or threatened default by the Issuer in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate and that, to the fullest extent permitted by law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

         13. Successors and Assigns. This Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors and assigns of the Issuer, the Holder hereof and (to the extent provided herein) the Holders of Warrant Stock issued pursuant hereto, and shall be enforceable by any such Holder or Holder of Warrant Stock

         14. Modification and Severability. If, in any action before any court or agency legally empowered to enforce any provision contained herein, any provision hereof is found to be unenforceable, then such provision shall be deemed modified to the extent necessary to make it enforceable by such court or agency. If any such provision is not enforceable as set forth in the preceding sentence, the unenforceability of such provision shall not affect the other provisions of this Warrant, but this Warrant shall be construed as if such unenforceable provision had never been contained herein.

         15. Integration. This Warrant and the other Warrants issued pursuant to the Note Agreement replace all prior agreements, supersede all prior negotiations and constitute the entire agreement of the parties with respect to the transactions contemplated herein. References to the Note Agreement herein shall, to the extent that the Notes and other obligations thereunder have been repaid and such Note Agreement has terminated, mean the Note Agreement as in effect immediately prior to its termination.

         16. Headings. The headings of the Sections of this Warrant are for convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.


                                        EASYRIDERS, INC.


                                        By:  /s/ William Prather
                                             -------------------------------
                                                 Its   President

                                  EXERCISE FORM

                                EASYRIDERS, INC.

The undersigned _________________, pursuant to the provisions of the within Warrant, hereby elects to purchase ______ shares of Common Stock of EASYRIDERS, INC. covered by the within Warrant.

Dated:  _____________      Signature ___________________________________________

                                        Address  _______________________________

                                                 _______________________________


                                   ASSIGNMENT

FOR VALUE RECEIVED, ________________ hereby sells, assigns and transfers unto _______________ the within Warrant and all rights evidenced thereby and does irrevocably constitute and appoint _______________, attorney, to transfer the said Warrant on the books of the within named corporation.

Dated:  _____________      Signature ___________________________________________

                                        Address  _______________________________

                                                 _______________________________


                               PARTIAL ASSIGNMENT

FOR VALUE RECEIVED, __________________ hereby sells, assigns and transfers unto _________________ the right to purchase ________ shares of Warrant Stock evidenced by the within Warrant together with all rights therein, and does irrevocably constitute and appoint _____________________, attorney, to transfer that part of the said Warrant on the books of the within named corporation.

Dated:  _____________      Signature ___________________________________________

                                        Address  _______________________________

                                                 _______________________________


FOR USE BY THE ISSUER ONLY:

This Warrant No. W-____ cancelled (or transferred or exchanged) this ___ day of__________, 19_, shares of Common Stock issued therefor in the name of ___________________, Warrant No. W-____ issued for _____ shares of Common Stock in the name of_______________________

                                                                      Schedule 1


                      OUTSTANDING COMMON STOCK EQUIVALENTS